MML SERIES INVESTMENT FUND II

Supplement dated December 23, 2005 to the

Statement of Additional Information dated May 1, 2005

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

The following information supplements the information found on page B-13 under the headings “Repurchase Agreements” and “Reverse Repurchase Agreements” in the section titled Investment Practices of the Funds and Related Risks:

These sections apply to each Fund and not just the Funds specifically listed.

The following information replaces similar information found on page B-24 in the section titled Disclosure of Portfolio Holdings:

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com as soon as possible after each calendar quarter-end.

The information for Susan A. Alfano found on page B-28 under the heading “Interested Trustees” in the section titled Management of the Trust is hereby deleted.

The following information supplements the information found on pages B-28 and B-29 under the heading “Principal Officers” in the section titled Management of the Trust:

David W. O’Leary 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2005 Officer of 14 portfolios in fund complex	Vice President of MML Trust

Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services; President (since 2004), Vice President (2001-2004), MML Series Investment Fund (open-end investment company).

Kristin Bushard 1295 State Street Springfield, MA 01111 Age: 38 Officer since 2005 Officer of 59 portfolios in fund complex	Vice President of MML Trust

Managing Director (since 2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-05-1